UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) December 4, 2003

                             STAR GAS PARTNERS, L.P.

             (Exact name of registrant as specified in its charter)

          Delaware                    33-98490                06-1437793

(State or other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification No.)

            2187 Atlantic Street, Stamford, CT                 06902

         (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (203) 328-7300
                                                           --------------

                                 Not Applicable

        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1  A copy of the Press Release dated December 4, 2003

ITEM 9.  REGULATION FD DISCLOSURE
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 4, 2003, Star Gas Partners, L.P., a Delaware partnership (the "Partnership"), issued a press release describing its financial results for its fourth quarter and year ended September 30, 2003. A copy of the Partnership's press release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report shall not be treated as "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STAR GAS PARTNERS, L.P.
                                            By: Star Gas LLC (General Partner)


                                            By:    /s/  James Bottiglieri
                                               ---------------------------------
                                            Name: James Bottiglieri
                                            Title:   Vice President
                                            Date:   December 4, 2003